UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2006
                                                          --------------

                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     001-16783                 95-4097995
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

Reference is made to the press release of Registrant issued on April 26, 2006, regarding earnings for the first quarter of fiscal 2006, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

Item 8.01: Other Events

Reference is made to the press release of Registrant issued on April 26, 2006, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.


Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

        99.1 Press release dated April 26, 2006, regarding earnings for the first quarter of fiscal 2006.

        99.2   Press release dated April 26, 2006, regarding earnings guidance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 26, 2006                                VCA Antech, Inc.



                                              /s/ Tomas W. Fuller
                                              -------------------
                                              By:  Tomas W. Fuller
                                              Its: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits

        99.1 Press release dated April 26, 2006, regarding earnings for the first quarter of fiscal 2006.

        99.2   Press release dated April 26, 2006, regarding earnings guidance.